BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

Statement Pursuant to Section 19(a)

of the Investment Company Act of 1940

On January 31, 2014, the Fund paid a distribution on its common stock of $0.108 per share to shareholders of record at the close of business on January 24, 2014. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates that 59.59% of that distribution is attributable to current fiscal year net investment income, 38.99% is attributable to realized short-term capital gains, and the remaining portion is paid from return of paid-in capital surplus.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2014 federal income tax return. The final tax character of any distribution declared in 2014 will be determined in January 2015 and reported to you on IRS Form 1099-DIV.

Please retain this document for your records.

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

Statement Pursuant to Section 19(a)

of the Investment Company Act of 1940

On February 28, 2014, the Fund paid a distribution on its common stock of $0.108 per share to shareholders of record at the close of business on February 21, 2014. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates that 72.88% of that distribution is attributable to current fiscal year net investment income, 5.57% is attributable to realized short-term capital gains, and the remaining portion is paid from return of paid-in capital surplus.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2014 federal income tax return. The final tax character of any distribution declared in 2014 will be determined in January 2015 and reported to you on IRS Form 1099-DIV.

Please retain this document for your records.

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

Statement Pursuant to Section 19(a)

of the Investment Company Act of 1940

On March 31, 2014, the Fund paid a distribution on its common stock of $0.098 per share to shareholders of record at the close of business on March 24, 2014. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates that 80.99% of that distribution is attributable to current fiscal year net investment income, 10.61% is attributable to realized short-term capital gains, and the remaining portion is paid from return of paid-in capital surplus.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2014 federal income tax return. The final tax character of any distribution declared in 2014 will be determined in January 2015 and reported to you on IRS Form 1099-DIV.

Please retain this document for your records.

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

Statement Pursuant to Section 19(a)

of the Investment Company Act of 1940

On April 30, 2014, the Fund paid a distribution on its common stock of $0.098 per share to shareholders of record at the close of business on April 23, 2014. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates that 85.09% of that distribution is attributable to current fiscal year net investment income and the remaining portion is paid from return of paid-in capital surplus.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2014 federal income tax return. The final tax character of any distribution declared in 2014 will be determined in January 2015 and reported to you on IRS Form 1099-DIV.

Please retain this document for your records.

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

Statement Pursuant to Section 19(a)

of the Investment Company Act of 1940

On May 31, 2014, the Fund paid a distribution on its common stock of $0.098 per share to shareholders of record at the close of business on May 22, 2014. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates that 68.21% of that distribution is attributable to current fiscal year net investment income and the remaining portion is paid from return of paid-in capital surplus.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2014 federal income tax return. The final tax character of any distribution declared in 2014 will be determined in January 2015 and reported to you on IRS Form 1099-DIV.

Please retain this document for your records.

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

Statement Pursuant to Section 19(a)

of the Investment Company Act of 1940

On June 30, 2014, the Fund paid a distribution on its common stock of $0.098 per share to shareholders of record at the close of business on June 23, 2014. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates that 70.74% of that distribution is attributable to current fiscal year net investment income, and the remaining portion is paid from return of paid-in capital surplus.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2014 federal income tax return. The final tax character of any distribution declared in 2014 will be determined in January 2015 and reported to you on IRS Form 1099-DIV.

Please retain this document for your records.

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

Statement Pursuant to Section 19(a)

of the Investment Company Act of 1940

On July 31, 2014, the Fund paid a distribution on its common stock of $0.098 per share to shareholders of record at the close of business on July 24, 2014. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates that 77.79% of that distribution is attributable to current fiscal year net investment income, and the remaining portion is paid from return of paid-in capital surplus.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2014 federal income tax return. The final tax character of any distribution declared in 2014 will be determined in January 2015 and reported to you on IRS Form 1099-DIV.

Please retain this document for your records.

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

Statement Pursuant to Section 19(a)

of the Investment Company Act of 1940

On August 29, 2014, the Fund paid a distribution on its common stock of $0.098 per share to shareholders of record at the close of business on August 22, 2014. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates that 68.66% of that distribution is attributable to current fiscal year net investment income, and the remaining portion is paid from return of paid-in capital surplus.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2014 federal income tax return. The final tax character of any distribution declared in 2014 will be determined in January 2015 and reported to you on IRS Form 1099-DIV.

Please retain this document for your records.

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

Statement Pursuant to Section 19(a)

of the Investment Company Act of 1940

On September 30, 2014, the Fund paid a distribution on its common stock of $0.098 per share to shareholders of record at the close of business on September 23, 2014. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates that 75.52% of that distribution is attributable to current fiscal year net investment income, and the remaining portion is paid from return of paid-in capital surplus.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2014 federal income tax return. The final tax character of any distribution declared in 2014 will be determined in January 2015 and reported to you on IRS Form 1099-DIV.

Please retain this document for your records.

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

Statement Pursuant to Section 19(a)

of the Investment Company Act of 1940

On October 31, 2014, the Fund paid a distribution on its common stock of $0.098 per share to shareholders of record at the close of business on October 24, 2014. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates that 41.84% of that distribution is attributable to current fiscal year net investment income, 42.86% is attributable to realized short-term capital gains, and the remaining portion is paid from long-term capital gains.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2014 federal income tax return. The final tax character of any distribution declared in 2014 will be determined in January 2015 and reported to you on IRS Form 1099-DIV.

Please retain this document for your records.

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

Statement Pursuant to Section 19(a)

of the Investment Company Act of 1940

On November 28, 2014, the Fund paid a distribution on its common stock of $0.098 per share to shareholders of record at the close of business on November 20, 2014. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates that 79.02% of that distribution is attributable to current fiscal year net investment income and the remaining portion is paid from return of paid-in capital surplus.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2014 federal income tax return. The final tax character of any distribution declared in 2014 will be determined in January 2015 and reported to you on IRS Form 1099-DIV.

Please retain this document for your records.

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

Statement Pursuant to Section 19(a)

of the Investment Company Act of 1940

On December 31, 2014, the Fund paid a distribution on its common stock of $0.098 per share to shareholders of record at the close of business on December 23, 2014. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates that 84.85% of that distribution is attributable to current fiscal year net investment income and the remaining portion is paid from return of paid-in capital surplus.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2014 federal income tax return. The final tax character of any distribution declared in 2014 will be determined in January 2015 and reported to you on IRS Form 1099-DIV.

Please retain this document for your records.